UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2026

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of Non-Cumulative Perpetual Preferred Stock, Series F	RF PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, Regions Financial Corporation (the “Company”) announced that David J. Turner, Jr. has provided notice of his intent to retire from his position as Senior Executive Vice President, Chief Financial Officer of the Company, effective March 31, 2026.

The Company also announced that, effective upon Mr. Turner’s retirement, it has appointed Anil D. Chadha to serve as Senior Executive Vice President, Chief Financial Officer of the Company.

Mr. Chadha, 47, has served Regions as Controller since December 2021 and as head of Corporate Finance since December 2023. He previously served as Executive Vice President, Head of Risk Shared Services & Analytics from May 2018 to November 2021, and as Senior Vice President, Assistant Treasurer from September 2015 to April 2018. Before joining Regions in August 2011 as Senior Vice President, Debt & Capital Planning Manager, he worked in Finance and Treasury at Ally Financial, Wachovia/Wells Fargo, and Capital One.

Mr. Chadha has no family relationships with any of the Company’s directors or executive officers, there are no arrangements or understandings between Mr. Chadha and any other person pursuant to which Mr. Chadha was appointed to his new position with the Company, and there are no related party transactions between the Company and Mr. Chadha reportable under Item 404(a) of Regulation S-K.

The material terms of the compensation arrangements for Mr. Chadha and Mr. Turner, if any, related to these transitions will be disclosed once they have been approved.

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, the Company issued a press release announcing Mr. Turner’s planned retirement from the Company and Mr. Chadha’s appointment as Senior Executive Vice President, Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information included in and incorporated by reference under this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated January 12, 2026.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: January 12, 2026	By:	/s/ Tara A. Plimpton
		Name:	Tara A. Plimpton
		Title:	Chief Legal Officer and Corporate Secretary